                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                  SALOMON INC FORM S-3 REGISTRATION STATEMENT
                            DATED NOVEMBER 15, 1994
                          $150,000,000 Index Warrants




As independent public accountants, we hereby consent to the incorporation by reference in the above mentioned Registration Statement of our report dated February 10, 1994 incorporated by reference in Salomon Inc's Form 10-K for the year ended December 31, 1993 and to all references to our Firm included in the above mentioned Registration Statement.







                                          ARTHUR ANDERSEN LLP





New York, New York
November 11, 1994